Exhibit 99.2

December 6, 2021 DEL TACO ACQUISITION SUMMARY

SAFE HARBOR STATEMENTS

Forward-looking Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goals,” “guidance,” “intend,” “plan,” “project,” “may,” “will,” “would” and similar expressions. These statements are based on management’s current expectations, estimates, forecasts and projections about our business and the industry in which we operate. These estimates and assumptions involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. Factors that may cause our actual results to differ materially from any forward-looking statements include, but are not limited to: the potential impacts to our business and operations resulting from the coronavirus COVID-19 pandemic, the success of new products, marketing initiatives and restaurant remodels and drive-thru enhancements; the impact of competition, unemployment, trends in consumer spending patterns and commodity costs; the company’s ability to achieve and manage its planned growth, which is affected by the availability of a sufficient number of suitable new restaurant sites, the performance of new restaurants, risks relating to expansion into new markets and successful franchise development; the ability to attract, train and retain top-performing personnel, litigation risks; risks associated with disagreements with franchisees; supply chain disruption; food-safety incidents or negative publicity impacting the reputation of the company's brand; increased regulatory and legal complexities, including federal, state and local policies regarding mitigation strategies for controlling the coronavirus COVID-19 pandemic, risks associated with the amount and terms of the securitized debt issued by certain of our wholly owned subsidiaries; and stock market volatility. Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the proposed transaction include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the failure to satisfy the closing conditions; the possibility that the consummation of the proposed transaction is delayed or does not occur, including the failure of Del Taco’s stockholders to approve the proposed merger; uncertainty as to whether the parties will be able to complete the merger on the terms set forth in the merger agreement; uncertainty regarding the timing of the receipt of required regulatory approvals for the merger and the possibility that the parties may be required to accept conditions that could reduce or eliminate the anticipated benefits of the merger as a condition to obtaining regulatory approvals or that the required regulatory approvals might not be obtained at all; the outcome of any legal proceedings that have been or may be instituted against the parties or others following announcement of the transactions contemplated by the merger agreement; challenges, disruptions and costs of closing, integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected; risks that the merger and other transactions contemplated by the merger agreement disrupt current plans and operations that may harm the parties’ businesses; the amount of any costs, fees, expenses, impairments and charges related to the merger; and uncertainty as to the effects of the announcement or pendency of the merger on the market price of the parties’ respective common stock and/or on their respective financial performance. These and other factors are discussed in the company’s annual report on Form 10-K and its periodic reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), which are available online at http://investors.jackinthebox.com or in hard copy upon request. Additional risks and uncertainties with respect to Del Taco are discussed in its annual report on Form 10-K and periodic reports on Form 10-Q filed with the SEC, which are available online at www.deltaco.com as well as on the SEC’s website at www.sec.gov. The company undertakes no obligation to update or revise any forward-looking statement, whether as the result of new information or otherwise.

Additional Information and Where to Find It

Del Taco intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and furnish or file other materials with the SEC in connection with the proposed transaction with Jack in the Box. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement will be filed with the SEC and mailed to the stockholders of Del Taco. BEFORE MAKING ANY VOTING DECISION, DEL TACO’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. The proxy statement and other relevant materials (when they become available), and any other documents filed by Del Taco with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Del Taco by going to Del Taco’s Investor Relations page on its corporate website at www.deltaco.com.

Participants in the Solicitation

Del Taco and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Del Taco in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Del Taco is included in Del Taco’s proxy statement for its 2021 Annual Meeting, which was filed with the SEC on April 13, 2021, and is supplemented by other public filings made, and to be made, with the SEC by Del Taco. These documents are available free of charge at the SEC’s website at www.sec.gov and at the Investor Relations page on Del Taco’s corporate website at www.deltaco.com.

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 3 TRANSACTION SUMMARY EXPECTED FINANCIALS FINANCIAL CONSIDERATION • Jack in the Box to acquire Del Taco Restaurants for $12.51 per share in cash • Total transaction value: $575 million including existing debt • Values Del Taco at a synergy adjusted multiple of ~7.6x LTM Adjusted EBITDA ( • Expect to maintain investment grade credit rating • Run rate cost synergies of approximately $15 million by the end of fiscal year 2023 • Mid single digit accretion to EPS (excluding transaction expenses) in year one and meaningfully accretive in year two once full synergies are realized (1) Represents last 52 weeks as of Del Taco’s Q3 2021.

DEL TACO: CONSISTENT EXECUTION

STRONG TRACK-RECORD OF STEADY GROWTH


$622
$656
$700
$751
$784
$818
$851
$857
$918
2013
2014
2015
2016(1)
2017
2018
2019
2020
Q3'21(2)

SYSTEM-WIDE SALES ($M)[3]


$371
$396
$424
$444
$471
$505
$513
$492
$521
2013
2014
2015
2016(1)
2017
2018
2019
2020
Q3'21(2)

TOTAL REVENUE ($M)

(1) Fiscal 2016 results exclude the estimated contribution from the additional operating week including $8.3 million of total revenue, of which $8.0 million is company restaurant sales.
(2) Represents last 52 weeks as of Del Taco's Q3 2021.
(3) System sales include company and franchised restaurant sales. We do not record franchised sales as revenues; however, our royalty revenues, marketing fees and percentage rent revenues are calculated based on a percentage of franchised sales. We believe franchised and system restaurant sales information is useful to investors as they have a direct effect on the company's profitability.
(4) Ninth consecutive year based on year-to-date results through Del Taco Q3 2021.

- **2ND LARGEST** player in growing Mexican QSR space
- Serving delicious tacos for **57 YEARS**
- **~600 UNITS**, with a strong presence in California
- **99% RESTAURANTS** feature drive-thru with strong off-premise
- **DIVERSIFIED** daypart mix
- **STRONG FRANCHISEE** base
- **SIGNIFICANT WHITESPACE** in existing and new markets

FINANCIAL HIGHLIGHTS

- System-wide sales of **$918 M[2,3]**
- **$1.59 M[2]** company average unit volume
- **9 CONSECUTIVE YEARS** of Franchise-owned SSS growth[4]

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5 • “Scrappy, challenger brands” mindsets and similar business models result in significant synergy potential • True QSR in the attractive and growing Mexican category • Enhanced scale and financial flexibility - Reinforces unit development strategy for both brands - Unlocks resources for both brands to drive growth, including potential to leverage Jack in the Box’s expertise in refranchising - Increases investment into shared tech and digital powers • Opportunities for both franchisee bases to grow and achieve mutual economies of scale • Stronger, more flexible financial model with immediate earnings accretion and significant upside THE RIGHT STRATEGIC FIT FOR JACK CREATING AND COMBINING STRENGTH, SCALE AND EXPERTISE

6 ADVANCING STRATEGIC OBJECTIVES TRANSACTION FURTHERS PROGRESS ON JACK IN THE BOX’S BLUEPRINT FOR OUR FUTURE Expect to IMPROVE UNIT ECONOMICS through economies of scale in procurement, with cost savings to help mitigate inflation Immediately accretive transaction will INCREASE EBITDA GENERATION and provide ramp for continued improvements as expected synergies are realized BUILD BRAND LOYALTY Bigger, better and reaching more guests to build brand loyalty through expanded footprint, more unique experiences (including digital!) and innovative menus DRIVE OPERATIONAL EXCELLENCE Expect to improve operational excellence through the sharing of best practices across both brands GROW RESTAURANT PROFITS Enhanced opportunities will enable Jack revenue growth while leveraging combined scale to drive operational cost savings EXPAND REACH Complementary footprint provides an opportunity to expand reach and reinforces unit growth strategy ADDITION OF LIKE-MINDED “CHALLENGER BRAND” WILL CREATE CLEAR PATH TO ENHANCE LONG-TERM SHAREHOLDER RETURNS, REINFORCING JACK IN THE BOX’S STRONG FOUNDATION OF SERVICE TO OUR PEOPLE, FRANCHISEES AND GUESTS

CREATES 2800+ UNIT QSR SPANNING 25 STATES WITH RUNWAY FOR GROWTH

TEAM UP TO BETTER COMPETE

- One word, SYNERGY!: Value creation across procurement, development, construction, digital and technology

TWO QSR'S ARE STRONGER THAN ONE

- Franchisee's have an opportunity for unit growth across both brands

VALUE MEXICAN QSR COMPLEMENTS EXISTING POSITIONING

- Both brands share a similar core demographic with a focus on guest experience and like-minded approaches to serving our guests

SUPPORTS APPROACH TO FULLY PENETRATING MARKETS

- Growing existing footprint and brand awareness to break through in new areas

JACK IN THE BOX & DEL TACO COMBINED FOOTPRINT


Jack in the Box Geographies
Del Taco Geographies
Shared Geographies

"I BELIEVE THE DEL TACO BRAND WILL FIT HAND IN GLOVE WITH OURS, AND FURTHER ENHANCE THE STRONG FRANCHISE AND GUEST-FOCUSED CULTURE WE HAVE WORKED SO HARD TO DEVELOP AT JACK IN THE BOX. WE ARE EXCITED ABOUT THE POTENTIAL TO OPEN DEL TACO RESTAURANTS, HELPING THE COMPANY EXPAND THESE TWO BELOVED BRANDS." - DAVID BESHAY, JACK IN THE BOX FRANCHISEE AND OPERATOR OF 210+ RESTAURANTS

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SIGNIFICANT FINANCIAL BENEFITS

STRENGTHENS FINANCIAL PROFILE

- Transaction expected to be mid-single-digit accretive to Jack in the Box's EPS (excluding transaction expenses) in year one and meaningfully accretive in year two once synergizes are fully realized
- Expect to maintain investment grade credit rating and leverage profile within target range of 4.0X to 5.5X total debt to adjusted EBITDA

IDENTIFIED ACHIEVABLE SYNERGIES

- Run-rate strategic and cost synergies expected at ~$15 million by end of FY 2023
- Procurement and supply chain savings
- Technology and digital efficiencies and other G&A benefits
- Knowledge-sharing initiatives

PRO FORMA 2021 ($M)(1)


SYSTEM-WIDE SALES(2)
$4,155
$918
$5,073
REVENUE
$1,144
$521
$1,665
in the box
+

INCREASED SCALE TO BETTER COMPETE IN QSR

(1) Jack in the Box figures represent FY 2021. Del Taco figures represent last twelve months as of Del Taco's Q3 2021.

(2) System sales include company and franchised restaurant sales. We do not record franchised sales as revenues; however, our royalty revenues, marketing fees and percentage rent revenues are calculated based on a percentage of franchised sales. We believe franchised and system restaurant sales information is useful to investors as they have a direct effect on the company's profitability.

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9 Q1 OF CALENDAR 2022 Transaction Announcement Anticipated Transaction Close Feb/Mar 2022 DECEMBER 6, 2021 EXPECTED TIMELINE TO CLOSE Del Taco Shareholder Vote • Subject to customary closing conditions, including: - Receipt of certain regulatory approvals - Receipt of Del Taco Shareholder approval • Forming integration planning team comprising members of both companies • Transaction expected to close in the first calendar quarter of 2022 +

 THANK YOU